                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-2021

                            SCUDDER SECURITIES TRUST
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        5/31

Date of reporting period:       11/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Health Care Fund

Semiannual Report to Shareholders

November 30, 2004

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund may focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2004

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charge.

Returns and rankings during all periods shown for Class B, Class C and Institutional Class reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the Scudder Health Care Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

(After December 31, 2004, Class S shares are generally not available to new investors. See the prospectus for details.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/04
Scudder Health Care Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class A	-1.38%	6.18%	1.24%	9.56%	9.34%
Class B	-1.80%	5.27%	.36%	8.65%	8.44%
Class C	-1.79%	5.27%	.36%	8.68%	8.47%
S&P 500 Index+	5.68%	12.86%	2.74%	-1.83%	3.19%
Goldman Sachs Healthcare Index++	-5.22%	4.64%	-1.76%	3.41%	5.83%
Scudder Health Care Fund	6-Month*	1-Year	3-Year	Life of Class**
Institutional Class***	-1.22%	6.59%	1.66%	-1.67%
S&P 500 Index+	5.68%	12.86%	2.74%	-1.38%
Goldman Sachs Healthcare Index++	-5.22%	4.64%	-1.76%	-4.06%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on March 2, 1998. Index returns begin February 28, 1998.

** Institutional Class shares commenced operations on December 29, 2000. Index returns begin December 31, 2000.

*** On August 13, 2004, Class I shares were renamed Institutional Class shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Health Care Fund — Class A [] S&P 500 Index+ [] Goldman Sachs Healthcare Index++

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425. The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/04
Scudder Health Care Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,008	$9,780	$14,881	$17,228
	Average annual total return	.08%	-.74%	8.27%	8.39%
Class B	Growth of $10,000	$10,227	$9,907	$15,042	$17,287
	Average annual total return	2.27%	-.31%	8.51%	8.44%
Class C	Growth of $10,000	$10,527	$10,107	$15,161	$17,316
	Average annual total return	5.27%	.36%	8.68%	8.47%
S&P 500 Index+	Growth of $10,000	$11,286	$10,844	$9,117	$12,361
	Average annual total return	12.86%	2.74%	-1.83%	3.19%
Goldman Sachs Healthcare Index++	Growth of $10,000	$10,464	$9,482	$11,827	$14,660
	Average annual total return	4.64%	-1.76%	3.41%	5.83%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns begin February 28, 1998.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Goldman Sachs Healthcare Index is a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 11/30/04
Scudder Health Care Fund		1-Year	3-Year	Life of Class**
Institutional Class***	Growth of $1,000,000	$1,065,900	$1,050,500	$936,200
	Average annual total return	6.59%	1.66%	-1.67%
S&P 500 Index+	Growth of $1,000,000	$1,128,600	$1,084,400	$947,200
	Average annual total return	12.86%	2.74%	-1.38%
Goldman Sachs Healthcare Index++	Growth of $1,000,000	$1,046,400	$948,200	$850,100
	Average annual total return	4.64%	-1.76%	-4.06%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

** Institutional Class shares commenced operations on December 29, 2000. Index returns begin December 31, 2000.

*** On August 13, 2004, Class I shares were renamed Institutional Class shares.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Goldman Sachs Healthcare Index is a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 11/30/04	$ 21.47	$ 20.77	$ 20.79	$ 21.85
5/31/04	$ 21.77	$ 21.15	$ 21.17	$ 22.12
Class A Lipper Rankings — Health/Biotechnology Funds Category as of 11/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	105	of	194	54
3-Year	38	of	155	25

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. After December 31, 2004 Class S shares will generally not be available to new investors. (For details see the Fund's prospectus and statement of additional information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during the 5-year and Life-of-Fund periods shown for Class S and the Life-of-Fund period shown for Class AARP reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Health Care Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Shareholders redeeming Class AARP and Class S shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

Average Annual Total Returns as of 11/30/04
Scudder Health Care Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class S	-1.28%	6.38%	1.42%	9.84%	9.63%
Class AARP	-1.27%	6.43%	1.46%	9.85%	9.63%
S&P 500 Index+	5.68%	12.86%	2.74%	-1.83%	3.19%
Goldman Sachs Healthcare Index++	-5.22%	4.64%	-1.76%	3.41%	5.83%

Sources: Lipper Inc. and Deutsche Investment Management Americas, Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on March 2, 1998. Index returns begin February 28, 1998.

Net Asset Value
	Class AARP	Class S
Net Asset Value: 11/30/04	$ 21.69	$ 21.68
5/31/04	$ 21.97	$ 21.96

Growth of an Assumed $10,000 Investment
[] Scudder Health Care Fund — Class S [] S&P 500 Index+ [] Goldman Sachs Healthcare Index++

Yearly periods ended November 30
Comparative Results as of 11/30/04
Scudder Health Care Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$10,638	$10,433	$15,991	$18,603
	Average annual total return	6.38%	1.42%	9.84%	9.63%
Class AARP	Growth of $10,000	$10,643	$10,443	$15,998	$18,611
	Average annual total return	6.43%	1.46%	9.85%	9.63%
S&P 500 Index+	Growth of $10,000	$11,286	$10,844	$9,117	$12,361
	Average annual total return	12.86%	2.74%	-1.83%	3.19%
Goldman Sachs Healthcare Index++	Growth of $10,000	$10,464	$9,482	$11,827	$14,660
	Average annual total return	4.64%	-1.76%	3.41%	5.83%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns begin February 28, 1998.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Goldman Sachs Healthcare Index is a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S Lipper Rankings — Health/Biotechnology Funds Category as of 11/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	104	of	194	54
3-Year	37	of	155	24
5-Year	23	of	65	35

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended November 30, 2004.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2004
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 6/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/04	$ 986.20	$ 982.00	$ 982.10	$ 987.30	$ 987.20	$ 988.70
Expenses Paid per $1,000*	$ 7.83	$ 12.10	$ 12.09	$ 6.80	$ 6.95	$ 6.33
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 6/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/04	$ 1,017.19	$ 1,012.86	$ 1,012.87	$ 1,018.23	$ 1,018.07	$ 1,018.63
Expenses Paid per $1,000*	$ 7.95	$ 12.29	$ 12.28	$ 6.90	$ 7.06	$ 6.43

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Scudder Health Care Fund	1.57%	2.44%	2.43%	1.36%	1.40%	1.27%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers James Fenger and Leefin Lai discuss Scudder Health Care Fund's performance, strategy and market environment for the fund's most recent semiannual period ended November 30, 2004.

Q:  How did Scudder Health Care Fund perform over the six-month period ended November 30?

A:  In a disappointing period for health care stocks, primarily due to unfavorable performance by some major pharmaceutical companies, Scudder Health Care Fund's Class A shares posted a -1.38% total return for the six months ended November 30, 2004. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 8 for the performance of other share classes and for more complete performance information.) The fund's benchmark, the S&P 500 index, returned 5.68% for the period.1 However, the fund outperformed its peers in the Lipper Health/Biotechnology Funds category, which posted an average return of -3.26%.2 In addition, the fund outperformed the -5.22% return of its secondary benchmark, the Goldman Sachs Healthcare Index.

1 Index returns assume reinvestment of dividends, and unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

2 Source: Lipper Inc. The Lipper Health/Biotechnology Funds category includes portfolios that invest at least 65% of equity assets in shares of companies engaged in health care, medicine and biotechnology. It is not possible to invest directly in a Lipper category.

Q:  Will you describe the most successful investment decisions during the period?

A:  In the health care services sector, our holdings in Caremark Rx, Inc. helped the fund's performance. Caremark operates a national retail pharmacy network (including 57,000 participating pharmacies) that distributes prescriptions to corporate health plans, managed care organizations, insurance companies and others. The company has benefited from a number of trends, including the increased use of lower-cost generic prescription drugs by the general public and the growth in mail-order distribution of prescription drugs, a profitable business for the company. In addition, Caremark is a significant distributor of specialty biotechnology products. The company is also reaping rewards from its recent merger with AdvancePCS. The merger allowed Caremark to cut costs and to successfully market its strengths to a number of AdvancePCS's clients. Finally, Caremark had a good selling season, signing a number of new business contracts for 2005.

Within biotechnology, the General Division of Genzyme Corp. posted a strong gain during the period as investors gained comfort in the company's ability to manage its acquisitions. Genzyme also continued to benefit from its products used to treat rare genetic illnesses and kidney dialysis patients.

One of our best investment decisions during the six-month period was to have no position in Merck, a large pharmaceutical company, which was down drastically. Merck's stock was hard hit after the company withdrew Vioxx, one of its most important products, from the marketplace. The drug, used to treat arthritis, fell victim to safety concerns that it might contribute to heart disease. There are also significant lawsuits pending against Merck because of evidence suggesting that the company may have known about harmful side effects from Vioxx well before public scrutiny and regulatory pressures encouraged the company to withdraw the product. We believe that this incident, along with safety concerns regarding other products, may cause the Food and Drug Administration (FDA) to become more cautious in approving new drugs.

Q:  What investment decisions proved disappointing during the period?

A:  Major pharmaceutical firm Eli Lilly & Co. was down during the six-month period. Ongoing safety issues concerning the company's major drug, Zyprexa, which is used to treat schizophrenia and bipolar disorder, were a major concern. The drug can cause significant weight gain, which can lead to other health-related problems. Zyprexa has continued to lose market share as a result of this side effect. In addition, the patent on this product has been challenged. If the courts rule against Eli Lilly, the stock could decline further given the high percentage of earnings that come from Zyprexa. We reduced our weighting in Eli Lilly during the period.

For the period, the stock price of Pfizer Inc., the world's largest pharmaceutical company, declined 21%. We were able to limit the fund's losses as we reduced our weighting significantly early in the period. We have become more concerned about Pfizer's growth potential because the patents on several of its major drug products will expire over the next four years. We have also seen delayed launches, as well as somewhat lower expectations for a number of Pfizer's new products. The company is highly profitable at present, but the market is concerned that profit margins could shrink over time. Although the company has benefited from its 2003 merger with Pharmacia, giving it an 11% share of the pharmaceuticals market, most of the cost benefits related to the merger have already occurred.

Although major pharmaceutical company Wyeth was up during the period, the fact that we underweighted this stock — held a lower percentage of this stock than the benchmark held — detracted from relative performance. However, we did increase our exposure to Wyeth during the time period as we've become less concerned about litigation surrounding the company's diet drug referred to as fen-phen. We believe that the company is making significant progress in resolving outstanding liability issues regarding fen-phen and recent court decisions have limited the size of liability awards. Wyeth also continued to make progress on the earnings front and significantly ramped up production in the second half of the year for Prevnar, a vaccine intended to prevent several types of bacterial infections in infants. Significant manufacturing problems with the drug in the first half of 2004 have been resolved.

Q:  How did you position the fund within biotechnology stocks during the semiannual period?

A:  During the period, we increased the fund's biotechnology weighting. Biotechnology remains an area of focus for the fund. As many of these stocks showed weakness over the period, we saw this as a buying opportunity. Thus we increased our positions in existing biotechnology holdings and initiated some new positions in companies that have products in the later stages of development.

Large biotechnology companies were positive performers for the fund overall. Two examples are Genzyme General, which we've already mentioned, and MedImmune, Inc., which was up 10% during the period. MedImmune, Inc. has an intranasal flu vaccine for healthy individuals that is likely to gain greater use given the ban on Chiron Corp.'s flu vaccine last fall (see more information on Chiron below). Additionally, Amgen, Inc. posted strong performance, though the fund was underweight in this stock compared with the benchmark. We had felt that this stock was unduly punished by the market regarding concerns about changes in Medicare reimbursements for its oncology products. As time passed, it became clearer that the earlier concerns were overstated.

As mentioned, Chiron was badly hurt by the ban on its flu vaccine by UK and US regulatory authorities last fall. The fund's holdings in Chiron detracted from performance during the six-month period. The company was unable to ship any flu vaccine from its facility in England to the United States because of bacterial contamination at its manufacturing plant. We began to exit the stock as this news trickled out, and then we sold the remainder of the position after the company announced that it would not be able to ship any of the vaccine. We believe that increased supply by competitors and continued concerns over manufacturing will limit Chiron's earnings potential from flu vaccines in subsequent winters.

Smaller biotechnology companies held by the fund posted mixed performance during the period, and we added to several of our positions based on price weakness earlier in the period. In August, we began to see a significant rebound in these stocks and this rally continued into the fall. We continue to see opportunities for products from several small biotechnology firms to be licensed by major pharmaceutical companies. New product flow from biotech and emerging drug discovery firms remains strong and should lead to an increase in the number of companies achieving profitability.

Q:  How was the fund positioned within health care services stocks during the period?

A:  In the health care services area — which includes the subsectors of pharmaceutical services and distribution, hospitals, and managed care — the fund's weighting went unchanged during the period. With the exception of drug distributors, this sector generally performed well.

As discussed earlier, Caremark, in the pharmaceutical services and distribution subsector, continued to perform strongly. Drug distributor stocks were an exceptionally weak area within health care services and we exited these stocks earlier in the period. As discussed in the previous shareholder report, we believed that this area had become less profitable given fewer opportunities for distributors to build inventory in advance of price increases. The industry is transitioning to a new business model with the drug manufacturers, a process that will take time to complete. During the semiannual period we eliminated the fund's position in Omnicare Inc., a company that posted disappointing earnings during the period.

The fund continues to be underweight in hospitals compared with the benchmark. We remain concerned about slower trends in hospital admissions. We are also troubled by an increase in unrecoverable debt incurred by hospitals (i.e., billings to patients by hospitals that it is unlikely will ever be paid) given elevated unemployment levels and an increase in the number of uninsured patients nationally. The fund's overall weighting in health care services, and especially in hospitals, dropped because we eliminated Hospital Corporation of America from the portfolio. The company initiated a significant share- buyback program through a Dutch auction, through which we tendered our shares during the period.3 One positive area within health care facilities was nursing homes. There we own Manor Care, Inc. and Kindred Healthcare, Inc.. Both companies benefited from an improvement in Medicare reimbursements to nursing homes.

3 Dutch auction is a procedure for buying and selling securities named for a system used for flower auctions in Holland. Buyers seek bids within a specified price range, usually for a large block of stock or bonds. After the seller reviews the bid prices, shares are sold to the highest bidder down, but at the lowest bid price for which shares remain to be purchased. A Dutch auction tender enables each stockholder to choose the price at which he or she is willing to sell some or all of his or her shares within a specified tender range. A stockholder can maximize the chances of selling his or her shares by tendering at a lower price in a Dutch auction tender, whereas in a fixed price tender offer a stockholder cannot influence the likelihood that all of his or her shares will be accepted in the tender.

Managed care companies performed exceptionally well during the six-month period. Both Aetna, Inc. and UnitedHealth Group, Inc. increased significantly. We overweighted this area compared with the benchmark during the period, which had a positive effect on performance.

The result of the presidential election was viewed as favorable for managed care, given the Republican administration's strong commitment to increasing managed care companies' involvement in Medicare through the Medicare Advantage program and the new outpatient prescription drug benefit. In addition, companies such as Aetna, Inc. and UnitedHealth Group, Inc. reported earnings during the period that pleasantly surprised industry analysts. Finally, managed care companies as a group are benefiting from their ability to raise premiums, reduce costs and grow enrollment.

Q:  How did you position the fund within the medical supply and specialty area during the semiannual period?

A:  In the medical supply and specialty area, the fund's allocation held steady. We took profits on several stocks, selling our Becton, Dickinson & Co. position in the supply area and reducing our holdings in some cardiovascular device stocks. Biomet, Inc. continued to perform well in the orthopedics area and we exited the position as the stock reached our target price.

Guidant Corp. saw gains for two reasons. First, preliminary tests of the company's drug-eluting coronary stent (which opens blocked blood vessels to the heart) continue to post positive results. We believe that this product will be officially launched in 2007. Second, the company received positive news concerning its ICD (implantable cardiac defibrillator) franchise, as another study was completed that showed positive results in patients who suffered heart failure. Given this encouraging data, it now appears that in early 2005, Medicare will grant reimbursement for a broader range of ICD patients.

Another company within this category that posted gains during the six-month period was C.R. Bard, Inc. The company has launched a number of new products recently and has accelerated its growth rate to double digits. We remain committed to this stock.

Two companies within the sector were notable detractors from performance over the period. Stryker Corp. exhibited slower revenue growth and Boston Scientific Corp. was hurt by initial safety concerns over its drug-eluting stent. Those concerns have been successfully addressed through a change in the manufacturing process. Of more concern to investors is the company's potential loss of market share to Johnson & Johnson's drug-eluting stent in the near term and to Guidant's in the long term.

Q:  How did you position the fund within major pharmaceutical stocks during the period?

A:  There was a significant shift in sector holdings, as we reduced Eli Lilly and Pfizer substantially and added to Wyeth and Schering-Plough Corp.

As a group, major pharmaceutical stocks weakened, and we underweighted this sector compared with the benchmark. We continued to have concerns over future patent expirations, a lack of new drugs, a squeeze on profits and continued downward pressure on pharmaceutical prices. In addition, if legislation to allow re-importation of drugs is passed by Congress, the US market could be flooded with low-cost drugs from Canada and Europe, which would undercut pharmaceutical prices in the United States. Drug re-importation refers to cases in which drugs are manufactured in the United States, sold at a steep discount in other countries and then re-imported — illegally at present — to the United States at prices that are lower than what the same drugs cost here. As we've stated above, perhaps our best investment decision during the period was to avoid Merck, which suffered due to the withdrawal of Vioxx from the drug market.

AstraZeneca PLC, in which the fund held a relatively small position, declined during the period. The company's new product for cardiovascular disease, Exanta, received a negative review from an FDA advisory committee, a significant setback for the company's new product pipeline. In addition, safety concerns surfaced regarding AstraZeneca's leading new drug in the cholesterol area, Crestor.

Q:  How did you position the fund within specialty pharmaceutical stocks during the six-month period?

A:  In the specialty pharmaceutical area, the fund's weighting declined significantly during the period. There were two reasons for the decline. First, stocks within this group generally performed poorly over the six-month period. Second, we decreased the fund's weightings within the generic drug area. Generic stocks were down significantly as the companies experienced earnings shortfalls. We have become more concerned about the generics area because this market is becoming less profitable as competition increases from both the increase in the number of domestic players and the potential competition from the emerging generic industry in India. Furthermore, "brand name" drug companies have begun to compete directly against generic companies and indirectly through distribution agreements. As patents expire, branded companies launch their generics, thereby reducing overall profits to the generic industry.

During the period, the fund's holdings in the specialty pharmaceutical companies Valeant Pharmaceuticals International and Elan Corp. PLC helped performance. Elan recently received FDA approval for a new drug to treat multiple sclerosis (MS), which we believe has significant sales potential. This drug, Tysabri, not only has demonstrated greater efficacy than existing products, but also seems to cause few side effects. Products currently on the market have significant side effects and modest efficacy which limit their potential. We think that Tysabri represents a significant opportunity for Elan, and we increased our weighting in the company over the period.

Two main detractors from performance during the period were Teva Pharmaceutical Industries Ltd. and IVAX Corp. Teva continues to report strong financial results but has been hurt by investor anxiety over the state of the generic drug market. We reduced our holdings for that reason and also because Teva's drug to treat MS likely will be negatively affected by competitive pressure from Elan's drug. Despite disappointing earnings results, we continue to hold IVAX because the company would benefit if there is a patent ruling against Eli Lilly on Zyprexa. In addition, we feel there is significant market potential for the company's name-brand respiratory products.

Q:  How do you assess the market for health care stocks at the present time?

A:  As we've stated, investors view the November election results as positive for health care stocks, and especially for managed care companies. The other broad political issue facing health care companies is the potential for legal drug re-importation. The Bush administration has stated that it is awaiting additional data before taking a side on this issue. Legal drug re-importation represents a potential hurdle for pharmaceutical companies in 2005.

We have seen declines in health care company stock prices recently but positive long-term factors remain in place. The industry should continue to benefit from increased demand from an aging US population and from new technologies and products that can treat illnesses more effectively with fewer side effects. On the managed care front, the pace of cost increases has slowed, which we find encouraging. In addition, Congress and the president are providing incentives to managed care companies to increase their participation in the Medicare program. Due to recent safety concerns, the FDA may take a more cautious approach toward new drug approvals, although we doubt that the change in tone from the agency will be overly dramatic. Lastly, the recent slowdown in economic growth has made the health care sector look more attractive relative to other sectors of the stock market that are more cyclical or economically sensitive.

We believe Scudder Health Care Fund is an appropriate vehicle for investors seeking to participate in the long-term growth of a diversified, but select, group of health care companies.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2004

Asset Allocation (Excludes Securities Lending Collateral)	11/30/04	5/31/04

Common Stocks	97%	97%
Cash Equivalents	3%	3%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	11/30/04	5/31/04

Biotechnology	31%	23%
Pharmaceuticals: Major Pharmaceuticals	18%	20%
Specialty Pharmaceuticals	9%	13%
Medical Supply & Specialty	20%	21%
Health Care Services	16%	16%
Hospital Management	3%	4%
Life Science Equipment	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2004 (31.4% of Net Assets)
1. Amgen, Inc. Developer of pharmaceuticals	4.5%
2. UnitedHealth Group, Inc. Operator of organized health systems	3.6%
3. Wyeth Manufacturer of pharmaceutical and health care products	3.5%
4. Caremark Rx, Inc. Provider of pharmaceutical services in the United States	3.1%
5. Anthem, Inc. Provider of health benefits	3.0%
6. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	3.0%
7. Novartis AG Manufacturer of pharmaceutical and nutrition products	2.9%
8. Abbott Laboratories Developer of health care products	2.7%
9. Schering-Plough Corp. Producer of pharmaceuticals	2.6%
10. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	2.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 24. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 98.1%
Health Care 98.1%
Biotechnology 30.0%
Actelion Ltd.*	15,000	1,381,943
Alkermes, Inc.*	77,600	1,070,104
Amgen, Inc.* (d)	178,900	10,741,156
Amylin Pharmaceuticals, Inc.*	141,000	2,873,580
Axonyx, Inc.* (d)	101,600	747,776
Biogen Idec, Inc.*	48,895	2,869,159
Celgene Corp.*	80,700	2,212,794
Discovery Laboratories, Inc.* (d)	180,000	1,256,400
DOV Pharmaceutical, Inc.* (d)	106,000	1,962,060
Dyax Corp.*	57,500	455,975
Encysive Pharmaceuticals, Inc.*	168,200	1,824,970
Eyetech Pharmaceuticals, Inc.*	26,800	1,080,576
Gen-Probe, Inc.*	76,400	3,048,360
Genentech, Inc.* (d)	102,700	4,955,275
Genzyme Corp. (General Division)* (d)	95,800	5,365,758
Gilead Sciences, Inc.*	170,500	5,875,430
GPC Biotech AG (ADR)* (d)	121,046	1,910,106
Incyte Corp.*	99,800	1,024,946
Keryx Biopharmaceuticals, Inc.*	38,200	467,186
Martek Biosciences Corp.*	35,300	1,372,111
Medicines Co.*	41,500	1,035,010
MedImmune, Inc.*	77,900	2,072,140
MGI Pharma, Inc.*	141,800	3,827,182
Millennium Pharmaceuticals, Inc.*	205,900	2,598,458
Myogen, Inc.*	45,000	367,200
Neurocrine Biosciences, Inc.*	42,200	1,941,200
Onyx Pharmaceuticals, Inc.*	32,500	1,016,600
OSI Pharmaceuticals, Inc.*	22,500	1,070,550
Pharmion Corp.*	36,900	1,562,346
Rigel Pharmaceuticals, Inc.*	91,600	2,291,832
Telik, Inc.*	61,500	1,175,265
		71,453,448
Health Care Services 15.4%
Aetna, Inc.	37,500	4,444,125
Allscripts Healthcare Solutions, Inc.* (d)	201,400	1,983,790
Anthem, Inc.*	71,100	7,204,563
Caremark Rx, Inc.*	203,300	7,270,008
Covance, Inc.*	31,700	1,250,882
Medco Health Solutions, Inc.*	37,626	1,419,253
PSS World Medical, Inc.*	116,900	1,462,886
UnitedHealth Group, Inc.	103,560	8,579,946
WellPoint Health Networks, Inc.*	24,600	3,077,460
		36,692,913
Hospital Management 3.6%
Community Health Systems, Inc.*	142,800	3,948,420
Kindred Healthcare, Inc.*	99,600	2,719,080
Manor Care, Inc.	56,800	1,956,760
		8,624,260
Life Science Equipment 2.4%
Charles River Laboratories International, Inc.*	85,800	4,011,150
Invitrogen Corp.*	30,200	1,827,100
		5,838,250
Medical Supply & Specialty 19.3%
Abbott Laboratories	153,800	6,453,448
Advanced Medical Optics, Inc.* (d)	37,600	1,563,408
Boston Scientific Corp.*	45,100	1,569,931
C.R. Bard, Inc.	33,900	2,030,949
Cytyc Corp.*	85,600	2,297,504
Elekta AB "B"*	80,900	2,216,010
Fisher Scientific International, Inc.* (d)	86,400	4,885,056
Guidant Corp.	60,700	3,935,181
I-Flow Corp.*	60,900	1,250,277
Kyphon, Inc.*	64,300	1,547,058
Medtronic, Inc.	47,300	2,272,765
Nobel Biocare Holding AG	20,250	3,640,629
PerkinElmer, Inc.	57,700	1,230,741
Smith & Nephew PLC	176,812	1,802,773
St. Jude Medical, Inc.*	37,500	1,430,250
Stryker Corp.	48,800	2,146,712
Varian Medical Systems, Inc.*	44,800	1,885,184
Zimmer Holdings, Inc.*	48,100	3,924,960
		46,082,836
Pharmaceuticals 27.4%
Alcon, Inc.	16,900	1,259,388
Allergan, Inc.	46,800	3,439,800
Andrx Corp.*	27,200	484,160
AstraZeneca PLC	22,097	863,618
Barrier Therapeutics, Inc.*	82,600	1,377,768
Elan Corp. PLC (ADR)* (d)	128,200	3,384,480
Eli Lilly & Co.	40,500	2,159,865
Eon Labs, Inc.*	39,700	1,070,312
IVAX Corp.* (d)	198,125	3,092,731
Medicis Pharmaceutical Corp.	43,800	1,611,402
Novartis AG (Registered)	141,862	6,796,232
Pfizer, Inc.	256,450	7,121,616
Roche Holding AG	53,785	5,663,069
Sanofi-Aventis	45,300	3,411,693
Schering-Plough Corp.	346,200	6,179,670
Sepracor, Inc.*	30,700	1,366,457
Teva Pharmaceutical Industries Ltd. (ADR)	64,000	1,745,920
Valeant Pharmaceuticals International	78,700	1,905,327
Watson Pharmaceuticals, Inc.*	40,800	1,185,240
Wyeth	207,400	8,269,038
Yamanouchi Pharmaceutical Co., Ltd.	77,000	2,813,605
		65,201,391
Total Common Stocks (Cost $188,244,430)		233,893,098

Securities Lending Collateral 11.0%
Daily Assets Fund Institutional, 2.01% (c) (e) (Cost $26,257,350)	26,257,350	26,257,350

Cash Equivalents 2.6%
Scudder Cash Management QP Trust, 1.97% (b) (Cost $6,098,394)	6,098,394	6,098,394
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $220,600,174) (a)	111.7	266,248,842
Other Assets and Liabilities, Net	(11.7)	(27,956,391)
Net Assets	100.0	238,292,451

* Non-income producing security.

(a) The cost for federal income tax purposes was $221,204,510. At November 30, 2004, net unrealized appreciation for all securities based on tax cost was $45,044,332. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $48,684,789 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,640,457.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2004 amounted to $25,593,971, which is 10.7% of total net assets.

(e) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2004 (Unaudited)
Assets
Investments: Investments in portfolio, at value (cost $188,244,430) — including $25,593,971 of securities loaned	$ 233,893,098
Investments in Daily Assets Fund Institutional (cost $26,257,350)*	26,257,350
Investment in Scudder Cash Management QP Trust (cost $6,098,394)	6,098,394
Total investments in portfolio, at value (cost $220,600,174)	266,248,842
Foreign currency, at value (cost $182,907)	189,832
Receivable for investments sold	603,303
Dividends receivable	140,914
Interest receivable	18,263
Receivable for Fund shares sold	96,503
Foreign taxes recoverable	48,876
Total assets	267,346,533
Liabilities
Payable for investments purchased	1,703,595
Payable for Fund shares redeemed	444,377
Payable upon return of securities loaned	26,257,350
Accrued management fee	177,100
Other accrued expenses and payables	471,660
Total liabilities	29,054,082
Net assets, at value	$ 238,292,451
Net Assets
Net assets consist of: Accumulated net investment loss	(1,249,291)
Net unrealized appreciation (depreciation) on: Investments	45,648,668
Foreign currency related transactions	12,290
Accumulated net realized gain (loss)	(20,944,134)
Paid-in capital	214,824,918
Net assets, at value	$ 238,292,451

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($35,186,119 ÷ 1,638,716 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.47
Maximum offering price per share (100 ÷ 94.25 of $21.47)	$ 22.78

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($14,427,771 ÷ 694,743 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 20.77

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,726,363 ÷ 323,587 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 20.79
Class AARP Net Asset Value, offering and redemption price (a) per share ($41,061,105 ÷ 1,893,089 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.69
Class S Net Asset Value, offering and redemption price (a) per share ($140,850,045 ÷ 6,497,214 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.68
Institutional Class Net Asset Value, offering and redemption price per share ($41,048 ÷ 1,879 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.85

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2004 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $6,017)	$ 508,793
Interest — Scudder Cash Management QP Trust	35,232
Securities lending income, including income from Daily Assets Fund Institutional	31,401
Total Income	575,426
Expenses: Management fee	1,027,784
Services to shareholders	485,836
Custodian and accounting fees	42,223
Distribution service fees	143,649
Auditing	26,352
Legal	10,572
Trustees' fees and expenses	29,520
Reports to shareholders	36,540
Registration fees	28,734
Other	2,506
Total expenses, before expense reductions	1,833,716
Expense reductions	(8,999)
Total expenses, after expense reductions	1,824,717
Net investment income (loss)	(1,249,291)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	4,711,615
Foreign currency related transactions	(10,590)
4,701,025
Net unrealized appreciation (depreciation) during the period on: Investments	(7,691,310)
Foreign currency related transactions	6,084
(7,685,226)
Net gain (loss) on investment transactions	(2,984,201)
Net increase (decrease) in net assets resulting from operations	$ (4,233,492)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2004 (Unaudited)	Year Ended May 31, 2004
Operations: Net investment income (loss)	$ (1,249,291)	$ (1,915,801)
Net realized gain (loss) on investment transactions	4,701,025	14,469,597
Net unrealized appreciation (depreciation) on investment transactions during the period	(7,685,226)	28,412,399
Net increase (decrease) in net assets resulting from operations	(4,233,492)	40,966,195
Fund share transactions: Proceeds from shares sold	23,888,193	74,419,655
Cost of shares redeemed	(37,654,624)	(44,851,607)
Redemption fees	33,363	38,171
Net increase (decrease) in net assets from Fund share transactions	(13,733,068)	29,606,219
Increase (decrease) in net assets	(17,966,560)	70,572,414
Net assets at beginning of period	256,259,011	185,686,597
Net assets at end of period (including accumulated net investment loss of $1,249,291 at November 30, 2004)	$ 238,292,451	$ 256,259,011

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended May 31,	2004[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.77	$ 17.97	$ 17.91	$ 20.41	$ 23.34
Income (loss) from investment operations: Net investment income (loss)[c]	(.11)	(.18)	(.15)	(.19)	(.07)
Net realized and unrealized gain (loss) on investment transactions	(.19)	3.98	.21	(2.32)	(2.86)
Total from investment operations	(.30)	3.80	.06	(2.51)	(2.93)
Redemption fees	—***	—***	—***	.01	—
Net asset value, end of period	$ 21.47	$ 21.77	$ 17.97	$ 17.91	$ 20.41
Total Return (%)[d]	(1.38)**	21.15	.34	(12.25)	(12.55)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	40	24	17	7
Ratio of expenses (%)	1.57*	1.59	1.53	1.48	1.40*
Ratio of net investment income (loss) (%)	(1.09)*	(.91)	(.94)	(.98)	(.74)*
Portfolio turnover rate (%)	68	62	53	62	65

[a] For the six months ended November 30, 2004 (Unaudited).

[b] For the period December 29, 2000 (commencement of operations of Class A shares) to May 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended May 31,	2004[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.15	$ 17.60	$ 17.69	$ 20.33	$ 23.34
Income (loss) from investment operations: Net investment income (loss)[c]	(.20)	(.34)	(.27)	(.34)	(.13)
Net realized and unrealized gain (loss) on investment transactions	(.18)	3.89	.18	(2.31)	(2.88)
Total from investment operations	(.38)	3.55	(.09)	(2.65)	(3.01)
Redemption fees	—***	—***	—***	.01	—
Net asset value, end of period	$ 20.77	$ 21.15	$ 17.60	$ 17.69	$ 20.33
Total Return (%)[d]	(1.80)e**	20.17[e]	(.51)	(12.99)	(12.90)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	16	12	12	4
Ratio of expenses before expense reductions (%)	2.53*	2.43	2.32	2.28	2.19*
Ratio of expenses after expense reductions (%)	2.44*	2.42	2.32	2.28	2.19*
Ratio of net investment income (loss) (%)	(1.96)*	(1.74)	(1.73)	(1.78)	(1.53)*
Portfolio turnover rate (%)	68	62	53	62	65

[a] For the six months ended November 30, 2004 (Unaudited).

[b] For the period December 29, 2000 (commencement of operations of Class B shares) to May 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended May 31,	2004[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.17	$ 17.62	$ 17.70	$ 20.33	$ 23.34
Income (loss) from investment operations: Net investment income (loss)[c]	(.20)	(.34)	(.27)	(.34)	(.13)
Net realized and unrealized gain (loss) on investment transactions	(.18)	3.89	.19	(2.30)	(2.88)
Total from investment operations	(.38)	3.55	(.08)	(2.64)	(3.01)
Redemption fees	—***	—***	—***	.01	—
Net asset value, end of period	$ 20.79	$ 21.17	$ 17.62	$ 17.70	$ 20.33
Total Return (%)[d]	(1.79)e**	20.15	(.45)	(12.94)	(12.90)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	7	4	4	1
Ratio of expenses before expense reductions (%)	2.47*	2.41	2.31	2.25	2.16*
Ratio of expenses after expense reductions (%)	2.43*	2.41	2.31	2.25	2.16*
Ratio of net investment income (loss) (%)	(1.95)*	(1.73)	(1.72)	(1.75)	(1.50)*
Portfolio turnover rate (%)	68	62	53	62	65

[a] For the six months ended November 30, 2004 (Unaudited).

[b] For the period December 29, 2000 (commencement of operations of Class C shares) to May 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended May 31,	2004[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.97	$ 18.09	$ 17.98	$ 20.43	$ 24.89
Income (loss) from investment operations: Net investment income (loss)[c]	(.09)	(.15)	(.11)	(.14)	(.07)
Net realized and unrealized gain (loss) on investment transactions	(.19)	4.03	.22	(2.32)	(3.73)
Total from investment operations	(.28)	3.88	.11	(2.46)	(3.80)
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(.69)
Redemption fees	—***	—***	—***	.01	.03
Net asset value, end of period	$ 21.69	$ 21.97	$ 18.09	$ 17.98	$ 20.43
Total Return (%)	(1.27)d**	21.45	.61	(11.99)	(15.48)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	44	24	30	35
Ratio of expenses (%)	1.36*	1.38	1.28	1.20	1.20*
Ratio of net investment income (loss) (%)	(.88)*	(.70)	(.69)	(.70)	(.54)*
Portfolio turnover rate (%)	68	62	53	62	65

[a] For the six months ended November 30, 2004 (Unaudited).

[b] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to May 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended May 31,	2004[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 21.96	$ 18.09	$ 17.99	$ 20.44	$ 18.32	$ 12.93
Income (loss) from investment operations: Net investment income (loss)[b]	(.10)	(.15)	(.11)	(.14)	(.14)	(.17)
Net realized and unrealized gain (loss) on investment transactions	(.18)	4.02	.21	(2.32)	2.88	5.54
Total from investment operations	(.28)	3.87	.10	(2.46)	2.74	5.37
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(.69)	—
Redemption fees	—***	—***	—***	.01	.07	.02
Net asset value, end of period	$ 21.68	$ 21.96	$ 18.09	$ 17.99	$ 20.44	$ 18.32
Total Return (%)	(1.28)d**	21.39[c]	.56	(11.99)	14.88	41.69[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	141	150	122	143	188	94
Ratio of expenses before expense reductions (%)	1.40*	1.39	1.28	1.20	1.31	1.89[d]
Ratio of expenses after expense reductions (%)	1.40*	1.39	1.28	1.20	1.31	1.83[d]
Ratio of net investment income (loss) (%)	(.92)*	(.71)	(.69)	(.70)	(.64)	(1.10)
Portfolio turnover rate (%)	68	62	53	62	65	142

[a] For the six months ended November 30, 2004 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.79% and 1.75%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
Years Ended May 31,	2004[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 22.12	$ 18.19	$ 18.05	$ 20.44	$ 23.34
Income (loss) from investment operations: Net investment income (loss)[c]	(.06)	(.11)	(.09)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.21)	4.04	.23	(2.31)	(2.88)
Total from investment operations	(.27)	3.93	.14	(2.40)	(2.90)
Redemption fees	—***	—***	—***	.01	—
Net asset value, end of period	$ 21.85	$ 22.12	$ 18.19	$ 18.05	$ 20.44
Total Return (%)	(1.22)d**	21.60[d]	.78	(11.69)	(12.43)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.04	.03	.04	.01	—
Ratio of expenses (%)	1.27*	1.27	1.11	.95	.95*
Ratio of net investment income (loss) (%)	(.79)*	(.52)	(.52)	(.45)	(.29)*
Portfolio turnover rate (%)	68	62	53	62	65

[a] For the six months ended November 30, 2004 (Unaudited).

[b] For the period December 29, 2000 (commencement of operations of Institutional Class shares) to May 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Health Care Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. On August 13, 2004 Class I shares were renamed Institutional Class shares. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. After December 31, 2004, Class S shares will no longer be available to new investors except under certain circumstances. For a complete list of investors that may continue to purchase Class S shares after December 31, 2004, please refer to the Fund's Statement of Additional Information.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $24,906,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2010 ($9,551,000) and May 31, 2011 ($15,355,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and Class S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended November 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $80,976,216 and $91,956,310, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $500,000,000 of the Fund's average daily net assets and 0.80% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended November 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.85% of the Fund's average daily net assets.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.40%, 1.42%, 1.41%, 1.30%, 1.39% and 1.39% of average daily net assets for Class A, B, C, Institutional Class (formerly Class I), AARP and S shares, respectively (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

For the period April 1, 2004 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its fees on Class A and Class B shares of the Fund to the extent necessary to maintain the operating expenses of Class A at 1.39% and Class B at 1.41% of average daily net assets excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.

In addition, for the six months ended November 30, 2004, the Advisor agreed to reimburse the Fund $1,006, which represents a portion or the fee savings expected to be realized by the advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the six months ended November 30, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2004
Class A	$ 53,412	$ —	$ 31,549
Class B	32,328	6,945	16,080
Class C	12,627	1,048	7,302
Class AARP	60,651	—	31,042
Class S	197,850	—	120,379
Institutional Class	35	—	26
	$ 356,903	$ 7,993	$ 206,378

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended November 30, 2004 2004, the amount charged to the Fund by SFAC for accounting services aggregated $27,895, of which $15,050 is unpaid at November 30, 2004.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended November 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2004
Class B	$ 55,578	$ 9,146
Class C	24,814	4,140
	$ 80,392	$ 13,286

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2004	Annualized Effective Rate
Class A	$ 36,460	$ 4,174.20%
Class B	18,526	3,260.25%
Class C	8,271	1,902.25%
	$ 63,257	$ 9,336

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2004, aggregated $19,161.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2004, the CDSC for Class B and C shares aggregated $35,159 and $36, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended November 30, 2004, SDI received $51.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregated net assets of the AARP Classes become larger, are as follows: 0.07% of the first $6 billion of net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2004, there were no custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2004		Year Ended May 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	331,773	$ 6,942,903	978,863	$ 20,418,254
Class B	63,002	1,283,364	274,515	5,444,136
Class C	60,908	1,242,027	176,387	3,500,590
Class AARP	131,495	2,779,834	934,020	19,330,181
Class S	541,337	11,600,959	1,240,714	25,694,705
Institutional Class	1,956	39,106	1,666	31,789
		$ 23,888,193		$ 74,419,655
Shares redeemed
Class A	(510,131)	$ (10,401,057)	(472,384)	$ (9,714,405)
Class B	(120,216)	(2,423,226)	(179,777)	(3,602,249)
Class C	(63,088)	(1,270,695)	(86,743)	(1,773,187)
Class AARP	(251,255)	(5,276,073)	(271,357)	(5,630,318)
Class S	(858,247)	(18,253,202)	(1,167,441)	(24,082,346)
Institutional Class	(1,536)	(30,371)	(2,394)	(49,102)
		$ (37,654,624)		$ (44,851,607)
Redemption fees		$ 33,363		$ 38,171
Net increase (decrease)
Class A	(178,358)	$ (3,458,154)	506,479	$ 10,703,849
Class B	(57,214)	(1,139,862)	94,738	1,841,887
Class C	(2,180)	(28,668)	89,644	1,727,403
Class AARP	(119,760)	(2,478,481)	662,663	13,718,096
Class S	(316,910)	(6,636,638)	73,273	1,632,297
Institutional Class	420	8,735	(728)	(17,313)
		$ (13,733,068)		$ 29,606,219

On August 13, 2004, Class I shares were renamed Institutional Class shares.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SUHAX	SUHBX	SUHCX	SUHIX
CUSIP Number	811196-815	811196-799	811196-781	811196-773
Fund Number	452	652	752	1452

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SHCAX	SCHLX
Fund Number	152	352
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

September 2004

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Health Care Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Health Care Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 31, 2005

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               January 31, 2005